Expense Example, No Redemption (Vanguard Long-Term Investment-Grade Fund Retail)	Vanguard Long-Term Investment-Grade Fund Vanguard Long-Term Investment-Grade Fund - Investor Shares 2/1/2014 - 1/31/2015 USD ($)	Vanguard Long-Term Investment-Grade Fund Vanguard Long-Term Investment-Grade Fund - Admiral Shares 2/1/2014 - 1/31/2015 USD ($)
Expense Example, No Redemption:
1 YEAR	23	12
3 YEAR	71	39
5 YEAR	124	68
10 YEAR	280	154